Precigen, Inc. 1Q-2020 Business Update 6 May 2020 Exhibit 99.2

Forward-looking Statements Some of the statements made in this presentation are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon Precigen's current expectations and projections about future events and generally relate to plans, objectives and expectations for the development of Precigen's business and can be identified by forward-looking words such as “may,” “will,” “potential,” “seek,” “expect,” “believe,” “anticipate,” “intend,” “continue,” “opportunity,” “groundwork,” “poised,” “future,” “update” and similar expressions. Examples of forward-looking statements in his presentation, include statements about the timing, pace and progress of preclinical and clinical trials and discovery programs, potential benefits of platforms and product candidates including in comparison to competitive platforms and products, and future plans for the company’s remaining non-healthcare assets. Although management believes that the plans, objectives and results reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially different from the plans, objectives and expectations expressed in this presentation. These risks and uncertainties include, but are not limited to, (i) the impact of the COVID-19 pandemic on our businesses, operating results, cash flows and/or financial condition, (ii) ongoing transition efforts following the company’s recent divestment of several assets and businesses, (iii) Precigen’s strategy and overall approach to its business model, its recent efforts to realign its business, and its ability to exercise more control and ownership over the development process and commercialization path; (iv) the ability to successfully enter new markets or develop additional products, including the expected timing and results of investigational studies and preclinical and clinical trials, including any delays or potential delays as a result of the COVID-19 pandemic, whether with its collaborators or independently; (v) the ability to successfully enter into optimal strategic relationships with its subsidiaries and operating companies that it may form in the future; (vi) the ability to hold or generate significant operating capital, including through partnering, asset sales and operating cost reductions; (vii) actual or anticipated variations in operating results; (viii) actual or anticipated fluctuations in competitors’ or collaborators’ operating results or changes in their respective growth rates; (ix) cash position; (x) market conditions in the company’s industry; (xi) the volatility of Precigen’s stock price; (xii) the ability, and the ability of collaborators, to protect Precigen’s intellectual property and other proprietary rights and technologies; (xiii) the ability, and the ability of collaborators, to adapt to changes in laws or regulations and policies, including federal, state, and local government responses to the COVID-19 pandemic; (xiv) outcomes of pending and future litigation; (xv) the rate and degree of market acceptance of any products developed by Precigen, its subsidiaries, collaborations or joint ventures; (xvi) the ability to retain and recruit key personnel; (xvii) expectations related to the use of proceeds from public offerings and other financing efforts; (xviii) estimates regarding expenses, future revenue, capital requirements and needs for additional financing; and (xix) the challenges inherent in leadership transitions. For a discussion of other risks and uncertainties, and other important factors, any of which could cause actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in Precigen’s Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in Precigen’s subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date its cover page, and Precigen undertakes no duty to update this information unless required by law. This presentation includes reference to Segment Adjusted EBITDA, which is a non-GAAP financial measure. This measure is provided as additional information, not as an alternative to GAAP measures, and is intended to enhance an overall understanding of Precigen’s financial performance. A reconciliation of Segment AEBITDA to net loss from continuing operations before income taxes has been furnished on an exhibit to Precigen’s current report on Form 8-K shortly prior to this presentation. All of the pharmaceutical products described in this presentation are investigational new drugs, which are currently undergoing pre-clinical and/or human clinical trial testing. As a result, none of them have had their safety or efficacy established or are approved by the U.S. Food and Drug Administration or any other regulatory agency.   © 2020 Precigen, Inc.  All rights reserved.

Adhering to Operating Principles to Deliver Value to All Stakeholders PRECIGEN’S VISION FOR PATIENTS Develop life-saving and cost-conscious therapies utilizing our cutting-edge platform technologies for patients with unmet need FISCAL STRENGTH Responsible capital allocation to ensure runway for maximum value creation ACTIVE PORTFOLIO MANAGEMENT Continuous evaluation of portfolio based on data to make rapid go/no go decisions STRATEGIC PARTNERSHIPS Seek strategic partnerships to maximize value generation RAPID EXECUTION Focus on rapid execution of priority programs with the highest probability of success

One Precigen:
Deploying Novel Approaches to Address Unmet Healthcare Needs

UltraCAR-T



- Non-viral multi-gene delivery
- Non-exhausted, stem-like T cell phenotype
- Higher antigen-specific expansion
- Enhanced *in vivo* persistence
- Ability to deplete with kill switch
- Overnight manufacturing process

AdenoVerse Immunotherapy



- Large payload capacity
- Low seroprevalence in humans
- Ability for repeat administration
- Durable antigen-specific immune response
- Highly productive manufacturing process

ActoBiotics


L. lactis essential gene removed
Therapeutic gene(s) inserted

- Food-grade bacteria, *L. lactis*
- Long history of safe use in humans
- Easy genetic manipulation
- Cost-effective and scalable manufacturing
- Convenient oral or topical delivery
- Local expression of genes at disease site

PRECIGEN
4

Our Non-Healthcare Asset Strategy MBP Titan Significantly reduced cash requirement Steps to secure IP and technology Support partnering discussions Trans Ova Genetics Increase operational efficiencies On-track to contribute cash to Precigen Continue to evaluate strategic alternatives

Robust Pipeline with Many Milestones to Drive Value

PRODUCT	PLATFORM	INDICATION	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	MILESTONES
AG019	ActoBiotics	Type 1 Diabetes						Interim data 3Q20
PRGN-3005	UltraCAR-T	Ovarian Cancer						Initial data 2H20
PRGN-3006	UltraCAR-T	AML, MDS						Initial data in 2H20
INXN-4001	Non-viral UltraVector	Heart Failure						Top line data 2H20
PRGN-2009	OTS AdenoVerse Immunotherapy	HPV$^+$ Solid Tumors						Initiate Phase 1 2020

PRECIGEN

6

PRGN-2009, a first-in-class off-the-shelf AdenoVerse™ immunotherapy for HPV+ cancers PRGN-2009 AdenoVerse Immunotherapy IND to initiate Phase 1/2 trial cleared by the FDA Phase 1 to evaluate safety and response in patients with HPV-associated cancers Gorilla adenoviral vector with ability for repeat injections, designed to activate immune system to recognize and target HPV+ solid tumors Development through a CRADA with NCI

PRGN-2009 AdenoVerse Immunotherapy: Phase 1 trial design

- Phase 1 study will evaluate safety and response of PRGN-2009 alone and in combination with M7824 (bintrafusp alfa) in patients with HPV-associated cancers
- Clinical development under CRADA with NCI
  - Dr. Julius Strauss as Principal Investigator
- Arm A: PRGN-2009 monotherapy dose escalation
- Arm B: PRGN-2009 in combination with M7824

Phase 1, Arm A



Screening & Consent
DLT Observation
Optional continued dosing of PRGN-2009, q4 weeks
Day 0
Day 15
Day 29
1 Year
PRGN-2009 Subcutaneous
3x3 Dose Escalation

Phase 1, Arm B



Optional continued dosing of PRGN-2009, q4 weeks
DLT Observation
Optional continued dosing of M7824, q2 weeks
Screening & Consent
Day 0
Day 15
Day 29
1 Year
PRGN-2009 Subcutaneous
M7824 IV infusion

PRECIGEN 8

PRGN-3005, a first-in-class therapy in ovarian cancer Phase 1 trial is ongoing Arm A: Intraperitoneal (IP) infusion; Arm B: Intravenous (IV) infusion Dosing in Dose Level 2 of IP arm completed 100% manufacturing success to date Encouraging preliminary findings of UltraCAR-T kinetics Initial data readout from IP arm expected in 2H20 PRGN-3005 UltraCAR-T Direct infusion of PRGN-3005 UltraCAR-T into intraperitoneal cavity allows for direct access to tumor antigen expressed on cancer cells MUC16 CAR mbIL15 Kill Switch

Our UltraCAR-T® Platform Promises a More Effective Way to Treat Patients

Conventional CAR-T

Viral vectors and *ex vivo* expansion result in long delays for patient treatment and high cost



2
Shipment
Cell Selection / Enrichment
3
Modification
4
Expansion
5
Harvest, Formulation Packaging & Cryo
6
Shipment
7
Lentiviral Vector Production
Cell Collection/ Leukophoresis
1
8
Thaw and Administer

- Reliance on viral vectors
  - Complexity of manufacturing viral vectors
- Long and complex CAR-T cell manufacturing process
  - Long delays for patients
  - High cost of manufacturing
- Exhausted T cell phenotype
- Major challenges in solid tumor treatment

UltraCAR-T

Overnight non-viral gene transfer eliminates long delays for patient treatment and lower manufacturing cost



Precigen's UltraCAR-T Platform enables patient reinfusion one day after non-viral gene transfer
1 Leukapheresis
2 Electroporation
3 UltraCAR-T Infusion
Unmodified T-cell
Sleeping Beauty Plasmid DNA
UltraCAR-T cells
Leukapheresis and T cell isolation from patient
Electroporation of advanced non-viral Sleeping Beauty for expression of CAR, mbIL15 and kill switch
UltraCAR-T cells expand in patients
UltraCAR-T Potential Advantages: Potency + Safety + Efficacy

- Non-viral gene delivery
  - Simplified manufacturing of Plasmid DNA
- Overnight UltraCAR-T manufacturing process
  - No *ex vivo* expansion necessary
  - Reduced manufacturing cost
- Stem-like memory T cell phenotype
- Enhanced potential for expansion and persistence

PRECIGEN

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PRGN-3006, a first-in-class therapy in AML Phase 1/1b trial is ongoing Arm 1: No Lymphodepletion; Arm 2: With Lymphodepletion Enrolling patients in Arm 1 and Arm 2 concurrently 100% manufacturing success to date Encouraging preliminary findings of UltraCAR-T kinetics Initial data readout expected in 2H20 PRGN-3006 UltraCAR-T CD33 CAR mbIL15 Kill Switch

Robust Pipeline with Many Milestones to Drive Value

PRODUCT	PLATFORM	INDICATION	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	MILESTONES
AG019	ActoBiotics	Type 1 Diabetes						Interim data 3Q20
PRGN-3005	UltraCAR-T	Ovarian Cancer						Initial data 2H20
PRGN-3006	UltraCAR-T	AML, MDS						Initial data in 2H20
INXN-4001	Non-viral UltraVector	Heart Failure						Top line data 2H20
PRGN-2009	OTS AdenoVerse Immunotherapy	HPV$^+$ Solid Tumors						Initiate Phase 1 2020

PRECIGEN

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Upcoming 2020 Clinical Milestones Initial data from IP arm of PRGN-3005 UltraCAR-T Phase 1 trial in Ovarian Cancer Initial data from PRGN-3006 UltraCAR-T Phase 1 trial in AML and MDS Interim data from Phase 1b/2a trial of AG019 in Type 1 Diabetes Top line data from Phase 1 trial of INXN-4001 in Heart Failure patients with LVAD Initiate Phase 1 trial of PRGN-2009 off-the-shelf AdenoVerse™ immunotherapy in HPV+ cancers